EXHIBIT 99.1


                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of April 12, 2005, between Bank of America, N.A., as seller (the "Seller" or "Bank of America") and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") except that the Seller will retain the master servicing rights (the "Servicing Rights") with regard to the Mortgage Loans in its capacity as Master Servicer (as defined below) and shall enter into certain Sub-Servicing Agreements with Sub-Servicers, all as contemplated in the Pooling and Servicing Agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of (i) the Mortgage Loans, (ii) certain mortgage loans transferred by Bear Stearns Commercial Mortgage, Inc. ("BSCMI") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between BSCMI and the Purchaser, and (iii) certain mortgage loans transferred by Barclays Capital Real Estate Inc. ("BCREI") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between BCREI and the Purchaser, to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of April 1, 2005 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, N.A., as master servicer (the "Master Servicer"), J.E. Robert Company, Inc., as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (in such capacity, the "Trustee") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("Banc of America"), Bear, Stearns & Co Inc. ("BSCI"), Barclays Capital Inc. ("BCI"), Goldman, Sachs & Co. ("Goldman Sachs") and Greenwich Capital Markets, Inc. ("Greenwich") (collectively, the "Underwriters") pursuant to an underwriting agreement, dated as of March 31, 2005 (the "Underwriting Agreement"). BACM intends to sell certain of the remaining Classes of Certificates (the "Non-Registered Certificates") to Banc of America and BSCI, as initial purchasers (together the "Initial Purchasers"), pursuant to a certificate purchase agreement dated as of March 31, 2005 (the "Certificate Purchase Agreement"), among BACM, Banc of America, BSCI. BACM intends to place certain other of the remaining Classes of Certificates (the "Privately Placed Certificates") to Banc of America, as private placement agent (the "Private Placement Agent"), pursuant to a private placement agency agreement dated as of March 31, 2005 (the "Private Placement Agency Agreement"), between BACM and Banc of America. The Registered Certificates are more fully described in the prospectus dated March 31, 2005 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated March 31, 2005 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in four private placement memoranda, each dated March 31, 2005 (the "Memoranda"), as they may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memoranda and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of April 12, 2005 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Initial Purchasers.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be $1,413,291,482.93, which amount includes interest accrued on the Mortgage Loans on or after the Cut-off Date and which amount shall be payable on or about April 12, 2005 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights).

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the Mortgage File with respect to each of the Mortgage Loans; provided that the Purchaser hereby directs the Seller to prepare and the Seller shall prepare or cause to be prepared (or permit the Purchaser to prepare) with respect to the Mortgage Loans, the assignments of Mortgage, assignments of Assignment of Leases and UCC financing statements on Form UCC-2 or UCC-3, as applicable, from the Seller in favor of the Trustee (in such capacity) or in blank. The Seller shall at its expense, within 45 days after the Closing Date or, in the case of a Replacement Mortgage Loan, after the related date of substitution, unless recording/filing information is not available by such time for assignments solely due to recorder's office delay, in which case such submission shall be made promptly after such information does become available from the recorder's office, submit or cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment referred to in the immediately preceding sentence, unless recording/filing information is not available by such time for assignments solely due to recorder's office delay, in which case such submission shall be made promptly after such information does become available from the recorder's office. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall in each such case promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and thereafter shall in each such case, at its own expense, submit the substitute or corrected documents or cause such to be submitted for recording or filing, as appropriate.

            (d) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or to its designee all of the following items:
(i) originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls and tenant estoppels in the possession or under the control of the Seller that relate to the Mortgage Loans and originals or copies of all documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans and that are reasonably required for the ongoing administration and servicing of the Mortgage Loans (except to the extent such items represent attorney-client privileged communications and confidential credit analysis of the client or are to be retained by a sub-servicer that will continue to act on behalf of the Purchaser or its designee); and (ii) all Escrow Payments and Reserve Funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i) and (ii) of the preceding sentence shall be the Master Servicer.

            (e) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (f) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(e). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(e) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan.

            (g) [Reserved].

            (h) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (i) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (j) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and the terms of the Pooling and Servicing Agreement; provided that if the Seller certifies in writing to the Purchaser (i) that any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the REMIC Provisions, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and
(iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation
Section 1.860G-2(f)), the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (except in the case of the FM Component Mortgage Loan, the SM Component Mortgage Loan and the LM Component Mortgage Loan) (but, in any event, no later than such repurchase would have to have been completed),
(i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. For purposes of remediating a Material Breach or Material Document Defect with respect to any Mortgage Loan, "Resolution Extension Period" shall mean the 90-day period following the end of the applicable Initial Resolution Period.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Crossed-Collateralized Mortgage Loan or is secured by a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Crossed-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Crossed-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Crossed-Collateralized Mortgage Loan or Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Crossed-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, and (b) 1.25x and (ii) the loan-to-value ratio for any remaining Crossed-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, and (b) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Crossed-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Crossed-Collateralized Mortgage Loans or Mortgaged Properties.

            To the extent that the related Mortgage Loan Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans or Mortgaged Property, the Seller and the Purchaser agree to uncross the repurchased Cross-Collateralized Mortgage Loan or affected property; provided the Purchaser has received a tax opinion that uncrossing the repurchased Cross-Collateralized Mortgage Loan or Mortgaged Property will not adversely affect the status of any of REMIC I, REMIC II or the Component Mortgage Loan REMIC as a REMIC under the Code.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

      If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

      The Seller's obligation to cure any Material Breach or Material Document Defect or repurchase or substitute any affected Mortgage Loan or Mortgaged Property pursuant to this Section 4(c) constitute the sole remedies available to the Purchaser in connection with a breach of any of the Seller's representations and warranties contained in Section 4(b) and it is acknowledged and agreed that those representations and warranties are being made for risk allocation purposes only.

      It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with Deloitte & Touche (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) [Reserved];

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Certificate Purchase Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters, and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from the Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller, each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Initial Purchasers, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Initial Purchasers, and each Rating Agency; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any preliminary Prospectus Supplement, Prospectus Supplement and Memoranda respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the preliminary Prospectus Supplement and the Prospectus Supplement and to the Purchaser and the Initial Purchasers in the case of the Memoranda stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memoranda, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memoranda, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memoranda, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention:
Stephen Hogue, telecopy number: (704) 386-1094, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, N.A., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention: Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 100 North Tryon Street, 20th Floor, Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202) or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. WAIVER OF TRIAL BY JURY.

            THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 22. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       BANK OF AMERICA, N.A.

                                       By:   /s/ Stephen L. Hogue
                                          ------------------------------------
                                          Name:   Stephen L. Hogue
                                          Title:  Principal

                                       BANC OF AMERICA COMMERCIAL MORTGAGE INC.

                                       By:   /s/ Nidhi Kapila
                                          ------------------------------------
                                          Name:   Nidhi Kapila
                                          Title:  Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE


Sequence Number   Loan Number   Loan Seller       Property Name
---------------   -----------   ---------------   ---------------------------------------------------
              1         58620   Bank of America   Fashion Show Mall
              2         58745   Bank of America   Southdale Mall
              3         58376   Bank of America   The Mall at Stonecrest
              5         58455   Bank of America   Indian River Mall & Commons
              9         58638   Bank of America   Lenox Marketplace
             11         58764   Bank of America   Bank of America Plaza - Las Vegas, NV
             14         58643   Bank of America   Crowne Apartments
             15         58478   Bank of America   Tri-Star Estates Manufactured Housing Community
           17.1         58694   Bank of America   Courtyard Marriott-Depot
           17.2         58694   Bank of America   Residence Inn-Depot
           17.3         58694   Bank of America   Parking Garage/Rink-Depot
             17         58694   Bank of America   CSM - Depot Properties (Roll Up)
             19         58628   Bank of America   American Express Building - 777 American Expressway
             22         58585   Bank of America   Davis Building and Metropolitan Garage
             24         58621   Bank of America   American Express Building - 20022 North 31st Avenue
             25         58438   Bank of America   Griffin Gate Resort
             26         58471   Bank of America   550 Broad Street
             31         58660   Bank of America   7901 Stoneridge
             32         58373   Bank of America   Universal Music Group Warehouse
             36         58646   Bank of America   Cottonwood Corporate Center Building 9
             39         11794   Bridger           Highland Plantation Apartments
             40         11740   Bridger           Century Village Apartments-NV
             41         58700   Bank of America   CSM - Courtyard Marriott - Natick
             42         58565   Bank of America   Waterford Creek Apartments
             43         58699   Bank of America   CSM - Courtyard Marriott - Lloyd Center
             45         58741   Bank of America   Chesapeake II
             46         58742   Bank of America   Chesapeake I
                                                  Sub-Total Crossed Loans
           47.1         58469   Bank of America   Masins on Main - Retail
           47.2         58469   Bank of America   Masins on Main - Multifamily
             47         58469   Bank of America   Masins on Main (Roll Up)
             49         58642   Bank of America   Bouquet Canyon Plaza II
             51         11855   Bridger           Homewood Suites Alexandria
             52         58650   Bank of America   Tarzana Springs
             53         58597   Bank of America   149 New Montgomery Office Building
             54         58635   Bank of America   Glenbrooke Apartments
             55         12487   Bridger           Guardian Storage Center
             56         12144   Bridger           Valley York Apartments
             57         58640   Bank of America   Timber Chase at Sarasota Bay
             58         58622   Bank of America   American Express Building - 20002 North 19th Avenue
             60         10721   Bridger           Westview Heights
             61         11663   Bridger           Flamingo Self Storage
             63         58651   Bank of America   Williams Parkway Retail
             66          9418   Bridger           Burke Center Office
             67          9415   Bridger           Franklin Farms Office
                                                  Sub-Total Crossed Loans
             69         58681   Bank of America   Westlake Self Storage
             70         10077   Bridger           Thornton Park Office
             71         58511   Bank of America   Santa Clarita Medical
             73         58674   Bank of America   State & La Cumbre Center
             77         11750   Bridger           Country Club Apartments-Shreveport
             78         58683   Bank of America   Ballpark Self Storage
             79         58636   Bank of America   Marketplace Apartments
             80         11737   Bridger           Stevenson Ranch Shopping Center
             81         58662   Bank of America   Pleasanton Park
             82         58609   Bank of America   Evergreen Ridge Apartments
             83         12610   Bridger           Flamingo Courtyard Office
             84         12713   Bridger           Woodway Office
             86         58704   Bank of America   Sand Canyon Self Storage
             87         58708   Bank of America   Guardsman Self Storage
             88         58648   Bank of America   Village Square Shopping Center
             90          9385   Bridger           Lakeshore Pointe Apartments
             91         58568   Bank of America   CVS - North Attleboro
             92         11200   Bridger           Casa Del Sol
             95         12084   Bridger           Storage One Self Storage
             96         58590   Bank of America   Lake Ronkonkoma Stop & Shop
             98         58680   Bank of America   Torrance Self Storage
             99         11790   Bridger           Martin Self Storage Kissimmee
          101.1          5833   Bridger           Corporate East Office
          101.2          5833   Bridger           Landmark Mall
            101          5833   Bridger           Landmark Mall-Corporate East (Roll Up)
            102          8771   Bridger           Pointe West Apartments
            103         11327   Bridger           Park Place Apartments
            104         12159   Bridger           Richland Commons
            105         58595   Bank of America   Bonneville Building aka Harrison Medical Complex
            106          9759   Bridger           Snoqualmie Ridge
            108         58652   Bank of America   Eastgate Plaza
            109         12019   Bridger           West Ridge MHC
            110          9819   Bridger           Hampton Inn Collierville
            111         58541   Bank of America   University Mall NM2 and NM3
            112         11413   Bridger           Lake Forest Professional Center
            113         11526   Bridger           Airport Road Industrial
            114         11930   Bridger           High Acres MHC and Fairdale MHC
            115         58649   Bank of America   CVS - New Britain, CT
            116         11045   Bridger           Stor America Self Storage
            117         58687   Bank of America   Walgreens - Sturgis, MI
            118         58632   Bank of America   Plaza Antonio Pad J
            119         58547   Bank of America   675 Yellowstone Avenue
            120         12543   Bridger           Williamstowne Office
            121         58707   Bank of America   Guardian Self Storage - Vero Beach, FL
            122         12560   Bridger           Snoqualmie Key Bank
            123         11668   Bridger           Greenbriar Apartments AL
            124         12474   Bridger           Chastaine Park Apts - AL
            126         11896   Bridger           Valley View Plaza
            127         11165   Bridger           Salem Food Lion
            128         10569   Bridger           Ballygar Apartments
            129         11933   Bridger           Stadium Center Retail
            132         12040   Bridger           Wellington Court Apartments
            133         11670   Bridger           Clough Corner Apartments
            134         10851   Bridger           Gilbert Court Apartments
            135         12564   Bridger           Mykawa Business Center
                                                  Totals/Weighted Average

Sequence Number   Street Address                                                               City                       State
---------------   --------------------------------------------------------------------------   ------------------------   -----
              1   3200 Las Vegas Boulevard South                                               Las Vegas                  NV
              2   6601 France Avenue                                                           Edina                      MN
              3   2929 Turner Hill Road                                                        Lithonia                   GA
              5   6200 20th Street                                                             Vero Beach                 FL
              9   3535 Peachtree Road, NE                                                      Atlanta                    GA
             11   300 S. 4th Street                                                            Las Vegas                  NV
             14   3900/ 3801/ 3851 Galleria Woods Drive                                        Hoover                     AL
             15   43 East 5000 North Road                                                      Bourbonnais                IL
           17.1   225 South 3rd Avenue                                                         Minneapolis                MN
           17.2   425 South 2nd Street                                                         Minneapolis                MN
           17.3   225 South 3rd Avenue                                                         Minneapolis                MN
             17   Various                                                                      Minneapolis                MN
             19   777 American Express Way                                                     Fort Lauderdale            FL
             22   1309 Main Street and 1310 Elm Street                                         Dallas                     TX
             24   20022 North 31st Avenue                                                      Phoenix                    AZ
             25   1800 Newtown Pike                                                            Lexington                  KY
             26   550 Broad Street                                                             Newark                     NJ
             31   7901 Stoneridge Drive                                                        Pleasanton                 CA
             32   9999 East 121st Street                                                       Fishers                    IN
             36   2795 East Cottonwood Parkway                                                 Salt Lake City             UT
             39   5151 Highland Road                                                           Baton Rouge                LA
             40   4801 Spencer Street                                                          Las Vegas                  NV
             41   342 Speen Street                                                             Natick                     MA
             42   10510 Waterford Creek Lane                                                   Charlotte                  NC
             43   435 NE Wasco Street                                                          Portland                   OR
             45   9444 Farnham Street                                                          San Diego                  CA
             46   9619 Chesapeake Drive                                                        San Diego                  CA

           47.1   10708 Main Street                                                            Bellevue                   WA
           47.2   10708 Main Street                                                            Bellevue                   WA
             47   10708 Main Street                                                            Bellevue                   WA
             49   26565-26625 Bouquet Canyon Road                                              Santa Clarita              CA
             51   4850 Leesburg Pike                                                           Alexandria                 VA
             52   5825 Reseda Boulevard                                                        Tarzana                    CA
             53   149 New Montgomery Street                                                    San Francisco              CA
             54   701 43rd Ave SE                                                              Puyallup                   WA
             55   2960 Main St.                                                                Irvine                     CA
             56   6903-6967 York Rd & 10383-10387 Valley Forge Dr.                             Parma Heights              OH
             57   419 N. Briggs Avenue                                                         Sarasota                   FL
             58   20002 North 19th Avenue                                                      Phoenix                    AZ
             60   5532-5798 NW 183rd Avenue                                                    Portland                   OR
             61   11800 Miramar Parkway                                                        Miramar                    FL
             63   92-98 Route 10 West                                                          East Hanover               NJ
             66   6035 Burke Centre Parkway                                                    Burke                      VA
             67   13350 Franklin Farms Road                                                    Herndon                    VA

             69   2550 Willow Lane                                                             Thousand Oaks              CA
             70   622 E. Washington Street                                                     Orlando                    FL
             71   23206 Lyons Avenue                                                           Santa Clarita              CA
             73   3905 -3917 State Street                                                      Santa Barbara              CA
             77   4223 Lakeshore Drive                                                         Shreveport                 LA
             78   611 Island Avenue                                                            San Diego                  CA
             79   2900 General Anderson Rd.                                                    Vancouver                  WA
             80   25804, 25810-25824 and 25832-25860 Hemingway Ave                             Santa Clarita              CA
             81   6601 Owens Drive                                                             Pleasanton                 CA
             82   3451 Woburn Street                                                           Bellingham                 WA
             83   3055-3085 East Flamingo Road                                                 Las Vegas                  NV
             84   7660 Woodway                                                                 Houston                    TX
             86   28655 Oak Spring Canyon Road                                                 Santa Clarita              CA
             87   10725 South US Highway 1                                                     Port St. Lucie             FL
             88   3020 College Drive                                                           Baton Rouge                LA
             90   109 Latham Drive                                                             Warner Robins              GA
             91   8 East Washington Street                                                     North Attleboro            MA
             92   2750 West Acacia Avenue                                                      Hemet                      CA
             95   4349 South Jones Blvd.                                                       Las Vegas                  NV
             96   449 Portion Road                                                             Lake Ronkonkoma            NY
             98   2515 Maricopa Street                                                         Torrance                   CA
             99   1051 Buenaventura Blvd.                                                      Kissimmee                  FL
          101.1   2203, 2205 E. Empire                                                         Bloomington                IL
          101.2   1540 East College Avenue                                                     Normal                     IL
            101   Various                                                                      Various                    IL
            102   11556 SE Fuller Road                                                         Milwaukie                  OR
            103   243 Boardwalk Ave                                                            Shepherdsville             KY
            104   6801 Rufe Snow Drive                                                         Watauga                    TX
            105   1186 East 4600 South                                                         Ogden                      UT
            106   35011 SE Ridge Street, 7708-7724 Center Blvd SE, 35016-35022 SE Kinsey St.   Snoqualmie                 WA
            108   5260-5292 Eastgate Mall                                                      San Diego                  CA
            109   9301 Volcano Road NW                                                         Albuquerque                NM
            110   1280 West Poplar Avenue                                                      Collierville               TN
            111   575 East University Parkway                                                  Orem                       UT
            112   23201 Lake Center Drive                                                      Lake Forest                CA
            113   160 Airport Road                                                             Lakewood                   NJ
            114   3157 Dutch Hollow Road and 369 Fairmont Avenue                               Bemus Point and Lakewood   NY
            115   177 Columbus Boulevard                                                       New Britain                CT
            116   14915 La Mesa Road                                                           Victorville                CA
            117   950 South Centerville Road                                                   Sturgis                    MI
            118   22391 Antonio Parkway                                                        Rancho Santa Margarita     CA
            119   675 Yellowstone Avenue                                                       Pocatello                  ID
            120   375, 383, 385 & 394 Williamstowne                                            Delafield                  WI
            121   8485 20th Street                                                             Vero Beach                 FL
            122   7811-7917 Center Blvd SE                                                     Snoqualmie                 WA
            123   4604 Virginia Loop Road                                                      Montgomery                 AL
            124   265 Chastaine Circle                                                         Homewood                   AL
            126   890-928 South Valley View Boulevard                                          Las Vegas                  NV
            127   3960 Salem Lakes Blvd                                                        Virginia Beach             VA
            128   100-132 Ballygar Street                                                      Clarksville                TN
            129   3625 Broadway Ave                                                            Everett                    WA
            132   1200 - 1240 Welsh Avenue                                                     College Station            TX
            133   4260 Mount Carmel Tobasco Road                                               Cincinnati                 OH
            134   1521 S. Gilbert Street                                                       Fullerton                  CA
            135   6060 South Loop East                                                         Houston                    TX


Sequence Number   Zip Code          Mortgage Rate (%)    Amortization Basis   Original Balance   Cut-off Balance
---------------   ---------------   -----------------    ------------------   ----------------   ---------------
              1             89109               3.719%   ACT/360                  $195,000,000      $193,714,025
              2             55435               4.900%   ACT/360                   150,000,000       150,000,000
              3             30038               5.603%   ACT/360                   108,500,000       108,500,000
              5             32966               5.214%   ACT/360                    75,000,000        75,000,000
              9             30326               5.010%   ACT/360                    56,000,000        56,000,000
             11             89101               5.024%   ACT/360                    50,000,000        50,000,000
             14             35244               5.108%   ACT/360                    42,500,000        42,500,000
             15             60914               5.176%   ACT/360                    42,360,000        42,360,000
           17.1             55401                                                   23,360,450        23,360,450
           17.2             55401                                                   12,329,127        12,329,127
           17.3             55401                                                    3,539,462         3,539,462
             17             55401               5.432%   ACT/360                    39,229,039        39,229,039
             19             33324               4.268%   30/360                     37,170,000        37,170,000
             22             75202               5.225%   ACT/360                    32,640,000        32,640,000
             24             85027               4.268%   30/360                     31,860,000        31,860,000
             25             40511               5.110%   ACT/360                    31,000,000        30,845,723
             26             07102               5.648%   ACT/360                    30,250,000        30,250,000
             31             94588               5.553%   ACT/360                    21,000,000        20,931,410
             32             46038               5.424%   ACT/360                    19,375,000        19,310,171
             36             84121               5.231%   ACT/360                    18,500,000        18,500,000
             39             70808               5.751%   ACT/360                    17,200,000        17,130,450
             40             89119               5.294%   ACT/360                    15,216,000        15,148,565
             41             01760               5.432%   ACT/360                    15,060,000        15,060,000
             42             28212               4.871%   ACT/360                    14,600,000        14,600,000
             43             97232               5.432%   ACT/360                    13,800,000        13,800,000
             45             92123               5.485%   ACT/360                     6,832,328         6,832,328
             46             92123               5.415%   ACT/360                     6,742,683         6,742,683
                                                                                    13,575,011        13,575,011
           47.1             98004                                                    7,684,680         7,666,404
           47.2             98004                                                    5,615,320         5,601,966
             47             98004               5.423%   ACT/360                    13,300,000        13,268,369
             49             91350               5.240%   ACT/360                    11,750,000        11,721,208
             51             22302               5.475%   ACT/360                    11,000,000        10,932,431
             52             91356               5.176%   ACT/360                    10,750,000        10,750,000
             53             94105               5.437%   ACT/360                    10,075,000        10,075,000
             54             98374               5.267%   ACT/360                     9,597,959         9,597,959
             55             92614               5.336%   ACT/360                     8,840,000         8,840,000
             56             44130               5.382%   ACT/360                     8,600,000         8,600,000
             57             34237               5.150%   ACT/360                     8,350,000         8,329,236
             58             85027               4.268%   30/360                      8,260,000         8,260,000
             60             97229               5.450%   ACT/360                     8,100,000         8,073,028
             61             33025               5.587%   ACT/360                     8,000,000         8,000,000
             63             07936               5.465%   ACT/360                     7,800,000         7,774,100
             66             22015               5.498%   ACT/360                     3,700,000         3,687,790
             67             20171               5.492%   ACT/360                     3,161,800         3,151,354
                                                                                     6,861,800         6,839,144
             69             91361               5.152%   ACT/360                     6,750,000         6,750,000
             70             32801               5.470%   ACT/360                     6,750,000         6,727,608
             71             91321               5.480%   ACT/360                     6,700,000         6,700,000
             73             93105               5.340%   ACT/360                     6,550,000         6,550,000
             77             71109               5.530%   ACT/360                     6,200,000         6,162,247
             78             92101               5.513%   ACT/360                     6,100,000         6,100,000
             79             98661               5.267%   ACT/360                     6,000,000         6,000,000
             80             91381               5.629%   ACT/360                     6,000,000         5,994,529
             81             94588               5.490%   ACT/360                     6,000,000         5,985,886
             82             98226               5.102%   ACT/360                     5,720,000         5,705,664
             83             89121               5.585%   ACT/360                     5,660,000         5,646,891
             84             77063               5.637%   ACT/360                     5,500,000         5,500,000
             86             91387               5.250%   ACT/360                     5,400,000         5,400,000
             87             34952               5.577%   ACT/360                     5,400,000         5,400,000
             88             70808               5.370%   ACT/360                     5,400,000         5,387,046
             90             31088               5.643%   ACT/360                     5,000,000         4,983,943
             91             02760               5.441%   ACT/360                     5,000,000         4,983,323
             92             92545               5.307%   ACT/360                     4,900,000         4,878,340
             95             89103               5.544%   ACT/360                     4,655,250         4,655,250
             96             11779               5.372%   ACT/360                     4,600,000         4,584,458
             98             90503               5.480%   ACT/360                     4,200,000         4,200,000
             99             34743               5.386%   ACT/360                     4,215,000         4,196,658
          101.1             61704                                                    2,995,588         2,563,235
          101.2             61761                                                    1,854,412         1,586,765
            101   Various                       5.500%   ACT/360                     4,850,000         4,150,000
            102             97222               5.750%   ACT/360                     4,000,000         3,987,411
            103             40165               5.517%   ACT/360                     4,000,000         3,986,847
            104             76148               5.587%   ACT/360                     4,000,000         3,981,468
            105             84403               5.450%   ACT/360                     3,800,000         3,791,002
            106             98065               5.561%   ACT/360                     3,750,000         3,741,280
            108             92121               5.400%   ACT/360                     3,620,000         3,607,833
            109             87121               5.569%   ACT/360                     3,600,000         3,588,277
            110             38017               6.164%   ACT/360                     3,550,000         3,534,938
            111             84097               5.250%   ACT/360                     3,450,000         3,428,041
            112             92630               5.842%   ACT/360                     3,375,000         3,364,561
            113             08701               5.577%   ACT/360                     3,360,000         3,345,927
            114   14712 and 14750               5.560%   ACT/360                     3,200,000         3,192,558
            115             06051               5.433%   ACT/360                     3,200,000         3,192,402
            116             92392               5.500%   ACT/360                     3,160,000         3,135,653
            117             49091               5.360%   ACT/360                     3,020,000         3,020,000
            118             92688               5.148%   ACT/360                     3,000,000         2,989,433
            119             83201               5.657%   ACT/360                     2,900,000         2,900,000
            120             53018               5.599%   ACT/360                     2,840,000         2,833,437
            121             32966               5.577%   ACT/360                     2,775,000         2,775,000
            122             98065               5.500%   ACT/360                     2,650,000         2,643,776
            123             36116               5.596%   ACT/360                     2,500,000         2,491,900
            124             35209               5.487%   ACT/360                     2,400,000         2,392,064
            126             89107               5.774%   ACT/360                     2,200,000         2,193,107
            127             23456               5.390%   ACT/360                     2,100,000         2,093,903
            128             37043               5.750%   ACT/360                     2,000,000         1,989,782
            129             98201               5.625%   ACT/360                     1,850,000         1,845,743
            132             77840               5.450%   ACT/360                     1,525,000         1,519,922
            133             45244               5.700%   ACT/360                     1,320,000         1,314,607
            134             92833               5.750%   ACT/360                     1,310,000         1,304,702
            135             77033               5.344%   ACT/360                     1,150,000         1,147,230
                                                                                                  $1,411,159,517

Sequence Number   Remaining Term To Stated Maturity (months)    Stated Maturity Date   Due Date   Monthly Payment
---------------   ------------------------------------------   ---------------------   --------   ---------------
              1                                           33                1/1/2008   1st               $895,101
              2                                           60                4/1/2010   1st
              3                                          114               10/1/2014   1st                623,081
              5                                          115               11/1/2014   1st                412,482
              9                                          116               12/1/2014   1st
             11                                          120                4/1/2015   1st                292,995
             14                                           82                2/1/2012   1st                230,963
             15                                           81                1/1/2012   1st                231,976
           17.1                                                                        1st
           17.2                                                                        1st
           17.3                                                                        1st
             17                                          119                3/1/2015   1st                221,055
             19                                           57                1/1/2010   1st
             22                                           58                2/1/2010   1st
             24                                           57                1/1/2010   1st
             25                                           57                1/1/2010   1st                183,215
             26                                          117                1/1/2015   1st                174,566
             31                                          117                1/1/2015   1st                119,935
             32                                           90               10/1/2012   1st                109,087
             36                                          117                1/1/2015   1st                101,940
             39                                          116               12/1/2014   1st                100,385
             40                                          116               12/1/2014   1st                 84,438
             41                                          119                3/1/2015   1st                 84,863
             42                                           81                1/1/2012   1st                 77,229
             43                                          119                3/1/2015   1st                 77,763
             45                                          119                3/1/2015   1st                 38,729
             46                                          119                3/1/2015   1st                 37,925

           47.1                                                                        1st
           47.2                                                                        1st
             47                                          118                2/1/2015   1st                 74,875
             49                                          118                2/1/2015   1st                 64,811
             51                                          116               12/1/2014   1st                 67,385
             52                                          118                2/1/2015   1st                 58,870
             53                                          118                2/1/2015   1st                 56,807
             54                                          119                3/1/2015   1st                 53,101
             55                                          119                3/1/2015   1st                 50,734
             56                                          117                1/1/2015   1st                 48,195
             57                                          118                2/1/2015   1st                 45,593
             58                                           57                1/1/2010   1st
             60                                          117                1/1/2015   1st                 45,737
             61                                          117                1/1/2015   1st                 45,861
             63                                          117                1/1/2015   1st                 44,116
             66                                          117                1/1/2015   1st                 21,004
             67                                          117                1/1/2015   1st                 17,936

             69                                          119                3/1/2015   1st                 36,865
             70                                          117                1/1/2015   1st                 38,199
             71                                          118                2/1/2015   1st                 37,958
             73                                          118                2/1/2015   1st                 36,535
             77                                          116               12/1/2014   1st                 38,185
             78                                          120                4/1/2015   1st                 34,685
             79                                          119                3/1/2015   1st                 33,195
             80                                          119                3/1/2015   1st                 34,555
             81                                          118                2/1/2015   1st                 34,030
             82                                          118                2/1/2015   1st                 31,064
             83                                           82                2/1/2012   1st                 32,439
             84                                          117                1/1/2015   1st                 31,703
             86                                          119                3/1/2015   1st
             87                                          118                2/1/2015   1st                 31,338
             88                                          118                2/1/2015   1st                 30,222
             90                                          117                1/1/2015   1st                 28,840
             91                                          117                1/1/2015   1st                 28,205
             92                                           56               12/1/2009   1st                 27,231
             95                                          116               12/1/2014   1st                 27,311
             96                                          117                1/1/2015   1st                 25,750
             98                                          120                4/1/2015   1st                 23,794
             99                                          116               12/1/2014   1st                 23,632
          101.1                                                                        1st
          101.2                                                                        1st
            101                                           97                5/1/2013   1st                 31,692
            102                                          117                1/1/2015   1st                 23,343
            103                                          117                1/1/2015   1st                 22,754
            104                                          117                1/1/2015   1st                 24,772
            105                                          118                2/1/2015   1st                 21,457
            106                                          118                2/1/2015   1st                 21,436
            108                                          117                1/1/2015   1st                 20,327
            109                                           57                1/1/2010   1st                 20,597
            110                                           81                1/1/2012   1st                 23,230
            111                                          116               12/1/2014   1st                 20,674
            112                                          117                1/1/2015   1st                 19,893
            113                                          116               12/1/2014   1st                 19,240
            114                                          118                2/1/2015   1st                 18,290
            115                                          118                2/1/2015   1st                 18,035
            116                                          115               11/1/2014   1st                 19,405
            117                                          120                4/1/2015   1st                 16,883
            118                                           81                1/1/2012   1st                 16,377
            119                                          120                4/1/2015   1st                 16,753
            120                                          118                2/1/2015   1st                 16,302
            121                                          118                2/1/2015   1st                 16,104
            122                                          118                2/1/2015   1st                 15,046
            123                                          117                1/1/2015   1st                 14,346
            124                                          117                1/1/2015   1st                 13,607
            126                                          117                1/1/2015   1st                 12,872
            127                                          118                2/1/2015   1st                 12,315
            128                                          115               11/1/2014   1st                 11,671
            129                                          118                2/1/2015   1st                 10,650
            132                                          117                1/1/2015   1st                  8,611
            133                                          116               12/1/2014   1st                  7,661
            134                                          116               12/1/2014   1st                  7,645
            135                                           58                2/1/2010   1st                  6,417


Sequence Number   Administrative Fee Rate     Primary Servicing Fee Rate    Master Servicing Fee Rate     Ownership Interest
---------------   ------------------------    --------------------------    --------------------------    ------------------
              1                      0.031%                        0.010%                        0.020%   Fee
              2                      0.031%                        0.010%                        0.020%   Fee
              3                      0.121%                        0.100%                        0.020%   Leasehold
              5                      0.051%                        0.030%                        0.020%   Fee/Leasehold
              9                      0.051%                        0.030%                        0.020%   Fee/Leasehold
             11                      0.121%                        0.100%                        0.020%   Fee
             14                      0.071%                        0.050%                        0.020%   Fee
             15                      0.071%                        0.050%                        0.020%   Fee
           17.1                                                                                           Fee
           17.2                                                                                           Fee
           17.3                                                                                           Fee
             17                      0.121%                        0.100%                        0.020%   Fee
             19                      0.071%                        0.050%                        0.020%   Fee
             22                      0.071%                        0.050%                        0.020%   Fee/Leasehold
             24                      0.071%                        0.050%                        0.020%   Fee
             25                      0.071%                        0.050%                        0.020%   Fee/Leasehold
             26                      0.071%                        0.050%                        0.020%   Fee/Leasehold
             31                      0.071%                        0.050%                        0.020%   Fee
             32                      0.121%                        0.100%                        0.020%   Fee
             36                      0.121%                        0.100%                        0.020%   Fee
             39                      0.051%                        0.030%                        0.020%   Fee
             40                      0.071%                        0.050%                        0.020%   Fee
             41                      0.121%                        0.100%                        0.020%   Fee
             42                      0.121%                        0.100%                        0.020%   Fee
             43                      0.121%                        0.100%                        0.020%   Fee
             45                      0.121%                        0.100%                        0.020%   Fee
             46                      0.121%                        0.100%                        0.020%   Fee

           47.1                                                                                           Fee
           47.2                                                                                           Fee
             47                      0.121%                        0.100%                        0.020%   Fee
             49                      0.121%                        0.100%                        0.020%   Fee
             51                      0.071%                        0.050%                        0.020%   Fee
             52                      0.121%                        0.100%                        0.020%   Fee
             53                      0.121%                        0.100%                        0.020%   Fee
             54                      0.121%                        0.100%                        0.020%   Fee
             55                      0.071%                        0.050%                        0.020%   Leasehold
             56                      0.081%                        0.060%                        0.020%   Fee
             57                      0.071%                        0.050%                        0.020%   Fee
             58                      0.121%                        0.100%                        0.020%   Fee
             60                      0.071%                        0.050%                        0.020%   Fee
             61                      0.071%                        0.050%                        0.020%   Fee
             63                      0.121%                        0.100%                        0.020%   Fee
             66                      0.101%                        0.080%                        0.020%   Fee
             67                      0.101%                        0.080%                        0.020%   Fee

             69                      0.121%                        0.100%                        0.020%   Fee
             70                      0.071%                        0.050%                        0.020%   Fee
             71                      0.121%                        0.100%                        0.020%   Fee
             73                      0.121%                        0.100%                        0.020%   Fee
             77                      0.071%                        0.050%                        0.020%   Fee
             78                      0.121%                        0.100%                        0.020%   Fee
             79                      0.121%                        0.100%                        0.020%   Fee
             80                      0.071%                        0.050%                        0.020%   Fee
             81                      0.121%                        0.100%                        0.020%   Fee
             82                      0.121%                        0.100%                        0.020%   Fee
             83                      0.081%                        0.060%                        0.020%   Fee
             84                      0.071%                        0.050%                        0.020%   Fee
             86                      0.121%                        0.100%                        0.020%   Fee
             87                      0.121%                        0.100%                        0.020%   Fee
             88                      0.121%                        0.100%                        0.020%   Fee
             90                      0.071%                        0.050%                        0.020%   Fee
             91                      0.121%                        0.100%                        0.020%   Fee
             92                      0.071%                        0.050%                        0.020%   Fee
             95                      0.071%                        0.050%                        0.020%   Fee
             96                      0.121%                        0.100%                        0.020%   Fee
             98                      0.121%                        0.100%                        0.020%   Fee
             99                      0.101%                        0.080%                        0.020%   Fee
          101.1                                                                                           Fee
          101.2                                                                                           Fee
            101                      0.071%                        0.050%                        0.020%   Fee
            102                      0.071%                        0.050%                        0.020%   Fee
            103                      0.071%                        0.050%                        0.020%   Fee
            104                      0.071%                        0.050%                        0.020%   Fee
            105                      0.121%                        0.100%                        0.020%   Fee
            106                      0.071%                        0.050%                        0.020%   Fee
            108                      0.121%                        0.100%                        0.020%   Fee
            109                      0.091%                        0.070%                        0.020%   Fee
            110                      0.071%                        0.050%                        0.020%   Fee
            111                      0.121%                        0.100%                        0.020%   Fee
            112                      0.071%                        0.050%                        0.020%   Fee
            113                      0.071%                        0.050%                        0.020%   Fee
            114                      0.091%                        0.070%                        0.020%   Fee
            115                      0.121%                        0.100%                        0.020%   Fee
            116                      0.071%                        0.050%                        0.020%   Fee
            117                      0.121%                        0.100%                        0.020%   Fee
            118                      0.121%                        0.100%                        0.020%   Fee
            119                      0.121%                        0.100%                        0.020%   Fee
            120                      0.101%                        0.080%                        0.020%   Fee
            121                      0.121%                        0.100%                        0.020%   Fee
            122                      0.071%                        0.050%                        0.020%   Fee
            123                      0.061%                        0.040%                        0.020%   Fee
            124                      0.101%                        0.080%                        0.020%   Fee
            126                      0.101%                        0.080%                        0.020%   Fee
            127                      0.101%                        0.080%                        0.020%   Fee
            128                      0.071%                        0.050%                        0.020%   Fee
            129                      0.071%                        0.050%                        0.020%   Fee
            132                      0.071%                        0.050%                        0.020%   Fee
            133                      0.071%                        0.050%                        0.020%   Fee
            134                      0.071%                        0.050%                        0.020%   Fee
            135                      0.071%                        0.050%                        0.020%   Fee


Sequence Number   Crossed            Original Amortization (months)   ARD Loan   Grace Period   Loan Group
---------------   ----------------   ------------------------------   --------   ------------   ----------
              1   No                                            360   No                   10            1
              2   No                                              0   No                    0            1
              3   No                                            360   No                    0            1
              5   No                                            360   No                    5            1
              9   No                                              0   No                    5            1
             11   No                                            300   No                    5            1
             14   No                                            360   No                    5            2
             15   No                                            360   No                    5            1
           17.1   No                                                  No                                 1
           17.2   No                                                  No                                 1
           17.3   No                                                  No                                 1
             17   No                                            360   No                    5            1
             19   No                                              0   Yes                  10            1
             22   No                                              0   No                    5            1
             24   No                                              0   Yes                  10            1
             25   No                                            300   No                    5            1
             26   No                                            360   No                    5            1
             31   No                                            360   No                    5            1
             32   No                                            360   No                    5            1
             36   No                                            360   No                    5            1
             39   No                                            360   No                    5            2
             40   No                                            360   No                    5            2
             41   No                                            360   No                    5            1
             42   No                                            360   No                    5            2
             43   No                                            360   No                    5            1
             45   Yes(BACM 05-1-A)                              360   No                    5            1
             46   Yes(BACM 05-1-A)                              360   No                    5            1

           47.1   No                                                  No                                 1
           47.2   No                                                  No                                 1
             47   No                                            360   No                    5            1
             49   No                                            360   No                    5            1
             51   No                                            300   No                    5            1
             52   No                                            360   No                    5            2
             53   No                                            360   No                    5            1
             54   No                                            360   No                    5            2
             55   No                                            336   No                    5            1
             56   No                                            360   No                    5            2
             57   No                                            360   No                   10            2
             58   No                                              0   Yes                  10            1
             60   No                                            360   No                    5            1
             61   No                                            360   No                    5            1
             63   No                                            360   No                    5            1
             66   Yes(BACM 05-1-C)                              360   No                    5            1
             67   Yes(BACM 05-1-C)                              360   No                    5            1

             69   No                                            360   No                    5            1
             70   No                                            360   No                    5            1
             71   No                                            360   No                    5            1
             73   No                                            360   No                    5            1
             77   No                                            300   No                    5            2
             78   No                                            360   No                    5            1
             79   No                                            360   No                    5            2
             80   No                                            360   No                    5            1
             81   No                                            360   No                    5            1
             82   No                                            360   No                    5            2
             83   No                                            360   No                    5            1
             84   No                                            360   No                    5            1
             86   No                                              0   No                    5            1
             87   No                                            348   No                    5            1
             88   No                                            360   No                    5            1
             90   No                                            360   No                    5            2
             91   No                                            360   No                   10            1
             92   No                                            360   No                    5            2
             95   No                                            336   No                    7            1
             96   No                                            360   No                    5            1
             98   No                                            360   No                    5            1
             99   No                                            360   No                    5            1
          101.1   No                                                  No                                 1
          101.2   No                                                  No                                 1
            101   No                                            216   No                    5            1
            102   No                                            360   No                    5            2
            103   No                                            360   No                    5            2
            104   No                                            300   No                    5            1
            105   No                                            360   No                    5            1
            106   No                                            360   No                    5            1
            108   No                                            360   No                    5            1
            109   No                                            360   No                    5            2
            110   No                                            300   No                    5            1
            111   No                                            300   No                    5            1
            112   No                                            360   No                    5            1
            113   No                                            360   No                    5            1
            114   No                                            360   No                    5            1
            115   No                                            360   No                    5            1
            116   No                                            300   No                    5            1
            117   No                                            360   No                    5            1
            118   No                                            360   No                    5            1
            119   No                                            360   No                    5            1
            120   No                                            360   No                    5            1
            121   No                                            348   No                    5            1
            122   No                                            360   No                    5            1
            123   No                                            360   No                    5            2
            124   No                                            360   No                    5            2
            126   No                                            360   No                   10            1
            127   No                                            324   No                    5            1
            128   No                                            360   No                    5            2
            129   No                                            360   No                    5            1
            132   No                                            360   No                    5            1
            133   No                                            360   No                    5            2
            134   No                                            360   No                    5            2
            135   No                                            360   No                    5            1


                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


        Representations and Warranties with respect to the Mortgage Loans

            For purposes of this Schedule II, the phrase "the Seller's knowledge" and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller regarding the matters referred to, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except as expressly set forth herein).

            Unless otherwise specified in the exceptions to the representations and warranties attached hereto, the Seller hereby represents and warrants that, as of the date specified below or, if no such date is specified, as of the Closing Date and subject to Section 19 of this Agreement:

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interest, participation interests and/or other interests and encumbrances. The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance; provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement; provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date since origination, without giving effect to any applicable grace period.

            4. Lien; Valid Assignment. Based on the related lender's title insurance policy (or, if not yet issued, a pro forma title policy or a "marked-up" commitment), the Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for: (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Seller did not require to be subordinated to the lien of such Mortgage and which do not materially interfere with the security intended to be provided by such Mortgage; and (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group (the foregoing items (a) through (f) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee; provided, if the related assignment of Mortgage has been recorded in the name of MERS or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

            5. Assignment of Leases and Rents. The Assignment of Leases, if any, related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid and binding assignment of such Assignment of Leases from the relevant assignor to the Trustee; provided, if the related assignment of Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

            6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File: (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded; (b) the related Mortgaged Property has not been released from the lien of such Mortgage; and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

            7. Casualty; Condemnation; Encroachments. In the case of each Mortgage Loan, except as set forth in an engineering report prepared in connection with the origination of such Mortgage Loan and included in the Servicing File, the related Mortgaged Property is: (a) free and clear of any damage caused by fire or other casualty which would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists reasonably estimated to be sufficient to effect the necessary repairs and maintenance), and (b) not the subject of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy or a "marked up" commitment) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated therein. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. To the Seller's knowledge, no holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (except in the case of a Mortgage Loan maintained on the records of MERS, including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located) and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. With respect to each Mortgaged Property securing a Mortgage Loan: (a) an environmental site assessment, an environmental site assessment update or a transaction screen was performed in connection with the origination of such Mortgage Loan; (b) a report of each such assessment, update or screen, if any (an "Environmental Report"), is included in the Servicing File; and (c) either: (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true: (A) the related Borrower was required to provide additional security and/or to obtain an operations and maintenance plan, (B) the related Borrower provided a "no further action" letter or other evidence acceptable to the Seller, in its sole discretion, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, (D) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 10% of the outstanding principal balance of the related Mortgage Loan and (b) two million dollars, (E) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (F) the related Borrower or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions that were recommended in the environmental site assessment, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions; (H) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation; or (I) a party or parties unrelated to the related Borrower has been identified as the responsible party for such circumstances or conditions and the Borrower is not a responsible party for such circumstances or conditions. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage or another loan document for each Mortgage Loan encumbering the Mortgaged Property requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

            13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower or any guarantor of non-recourse exceptions and/or environmental liability with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and
(b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (a) and (b)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. To the Seller's knowledge, there is no valid defense, counterclaim or right of offset, rescission, abatement or diminution available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby.

            14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage greater than or equal to gross rentals for at least 12 months. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Federal Emergency Management Agency ("FEMA") as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available and was required to be maintained by FEMA, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without thirty (30) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450 or 475-year look back with a 10% probability of exceedance in a 50-year period, at origination for such Mortgaged Property or
(ii) the improvements for the Mortgaged Property are insured against earthquake damage. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. With respect to each Mortgage Loan that has a principal balance as of the origination date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). At origination, the Seller received evidence that each Mortgaged Property was insured by a commercial general liability policy in an amount not less than $1,000,000 per occurrence.

            15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Borrower Bankruptcy. At the time of origination of the subject Mortgage Loan no Borrower under a Mortgage Loan was a debtor in any state or federal bankruptcy, insolvency or similar proceeding. As of the Closing Date, to the Seller's knowledge, no Borrower under a Mortgage Loan was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or a representation of the related Borrower at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan).

            18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

      (b) Based on the related Title Policy (or, if not yet issued, a pro forma title policy or a "marked up" commitment), the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

      (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

      (d) The Seller has not received, as of the Closing Date, actual notice that such Ground Lease is not in full force and effect or that any material default has occurred under such Ground Lease;

      (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

      (g) Such Ground Lease, together with extension options that are exercisable by the Borrower or by the lender upon its taking possession of the Borrower's leasehold interest, if exercised, would cause the term of such Ground Lease to extend not less than twenty
            (20) years beyond the Stated Maturity Date of such Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of any default or as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(f)(2)).

            20. Advancement of Funds. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under the related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

            22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

            23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage.

            24. No Mechanics' Liens. To the Seller's knowledge, (a) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (b) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance with Usury Laws. As of its date of origination, each Mortgage Loan complied with, or was exempt from, all applicable usury laws.

            26. Licenses and Permits. As of the date of origination of each Mortgage Loan and based on any of: (a) a letter from governmental authorities,
(b) a legal opinion, (c) an endorsement to the related Title Policy, (d) a representation of the related borrower at the time of origination of such Mortgage Loan, (e) a zoning report from a zoning consultant, or (f) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool except that for an A/B Mortgage Loan the related Companion Loan is secured by the related Mortgage.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full of all amounts due under the related Mortgage Loan or (b) delivery of U.S. Treasury securities in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements, (b) the payment of a release price and, if required by the related Mortgage Loan documents, prepayment consideration in connection therewith or (c) the substitution of real property collateral upon the satisfaction of certain legal and underwriting requirements; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan. The release provisions in any Mortgage Loan if exercised would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code.

            29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance in an amount to make all scheduled payments under the Mortgage Note (a) no earlier than two years following the Closing Date and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i).

            30. Defeasance Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses incurred by the related mortgagee.

            31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            32. Inspection. In connection with the origination of each Mortgage Loan, the related originator inspected, or caused the inspection of, the related Mortgaged Property.

            33. No Material Default. To Seller's knowledge there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule II or by the exceptions set forth on Schedule IIA.

            34. Due-on-Sale. Subject to exceptions (including but not limited to existing and future mezzanine debt) mentioned in the related Mortgage Loan Documents, the Mortgage for each Mortgage Loan contains a "due-on-sale" clause that provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder, the Mortgaged Property subject to such Mortgage, or any controlling interest in the related Borrower, is directly or indirectly transferred or sold.

            35. Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $25,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity separate and apart from any other person.

            36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots which shall be effective for the next tax year.

            38. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy or pollution legal liability policy, then the Seller has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property to the extent that the failure to deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            39. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            40. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan at least annually with operating statements and, if there is more than one tenant, rent rolls for the related Mortgaged Property and/or financial statements of the related Borrower.

            41. Servicing Rights. Except as otherwise contemplated in this Agreement (or in the Agreement to Appointment of Servicer dated as of the Cut-off Date between the Seller and the Master Servicer), no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

            42. Recourse. The related Mortgage Loan documents contain standard provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower for damages sustained in connection with the Borrower's fraud, material misrepresentation (or, alternatively, intentional) or misappropriation of any tenant security deposits, rent, insurance proceeds or condemnation proceeds. The related Mortgage Loan documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            43. Assignment of Collateral. All of the Seller's interest in any material collateral securing any Mortgage Loan has been assigned to the Purchaser.

            44. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

            45. Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

            46. Servicing and Collection. The servicing of the Mortgage Loans by the Seller or a sub-servicer retained by the Seller has been legal, proper and prudent in all material respects.

            47. Escrows. As of the date of origination, all escrow deposits and payments relating to a Mortgage Loan were under the control of the originator and all amounts required to be deposited by each Borrower were deposited.

            48. UCC Financing Statements. UCC Financing Statements have been filed and/or recoded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property) to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). An assignment of each such UCC Financing Statement relating to the Mortgage Loan has been completed or will be prepared in which such Financing Statement was filed; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            49. Appraisal. The appraisal obtained in connection with the origination of each Mortgage Loan satisfied, based solely upon the related appraiser's representation in the related appraisal or in a related supplemental letter, the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended).

            50. Legal Compliance - Origination, Funding and Servicing. As of the date of its origination and to the Seller's knowledge as of the Cut-off Date, each Mortgage Loan complied in all material respects with, or was exempt from, all requirements of applicable federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

                                  SCHEDULE IIA

                EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES WITH
                  RESPECT TO THE BANK OF AMERICA MORTGAGE LOANS

                                REPRESENTATION 7
                     Casualty; Condemnation; Encroachments.


Indian River Mall       Certain of the improvements suffered hurricane damage
& Commons (58455)       totaling approximately $259,000 in damage. As of
                        February 28, 2005 approximately 65% of the repairs for such damage had been completed.

                                REPRESENTATION 12
                            Environmental Conditions.


State & La Cumbre       Per the disclosure item summary, the related Mortgaged
Center (58674)          Property is subject to remediation agreements relating
                        to petroleum contamination. Such contamination and the related remediation agreements were addressed in the Lender's environmental review and approval.

                                REPRESENTATION 14
                                   Insurance.


American Express        The related Mortgage Loan documents do not affirmatively
Building (58628)        require the related Borrower to maintain windstorm
                        insurance even though the related Mortgaged Property is located in the State of Florida.

                        There is no requirement of the related Borrower to maintain business income insurance unless the credit rating of American Express falls below "BBB" as issued by S&P or "Baa2" as issued by Moody's.

                        So long as there has been no default under the related lease to the tenant known as American Express (the "American Express Lease"), all casualty and condemnation proceeds shall be allocated and used in accordance with the American Express Lease. The American Express Lease generally requires the proceeds to be used for restoration. However, American Express has the option not to restore the related Mortgaged Property and to offer to purchase the related Mortgaged Property for a stipulated loss value plus all unpaid rent accrued and unpaid as of the purchase date and the related Borrower's costs relating to the purchase. The definition of stipulated loss value includes the mortgagee's reasonable costs incurred in connection with prepayment of the related Mortgage Loan. If the related Borrower declines the offer, American Express may (i) terminate the related American Express Lease and pay such Borrower a stipulated loss value plus all unpaid rent accrued and unpaid as of the date of termination or
                        (ii) it may restore the related Mortgaged Property. In the event American Express offers to purchase the related Mortgaged Property and whether or not the related Borrower accepts said offer, pays the required sums as set forth above, American Express may retain any insurance or condemnation proceeds.

Lake Ronkonkoma         Insurance/condemnation proceeds may be distributed
Stop & Shop (58590)     pursuant to the lease at the related Mortgaged Property
                        with the tenant known as Stop & Shop Supermarket Company
                        (the "Stop & Shop Lease"). The Stop & Shop Lease provides that all proceeds payable at any time and from time to time by any insurance company under the insurance polices required by the Stop & Shop Lease shall be payable to the Stop & Shop Supermarket Company or such tenant's leasehold mortgagee. Stop & Shop
                        Supermarket Company has a right to terminate the Stop &
                        Shop Lease for a casualty if the buildings and improvements are destroyed to the extent of at least
                        35%, 25% or 15% of the total cost of replacing them, during the third last, second last or last year of the original term or any extension term. If Stop & Shop
                        Supermarket Company terminates the Stop & Shop Lease, it will pay the landlord that portion of the proceeds which is attributable to the anticipated cost of demolishing such buildings and improvements and paving over or covering and seeding. If the Stop & Shop Lease does not terminate, it will either repair the building or at tenant's discretion, demolish such building. In the event of a condemnation, proceeds will be held by a trustee and first distributed to the related Borrower in an amount equal to the land value but not exceeding any then outstanding principal balance and accrued interest of any landlord mortgage.

Fashion Show Mall       The related Borrower is required to maintain business
(58620)                 interruption or rent loss insurance in an amount equal
                        to the estimated gross revenue of the related Mortgaged
                        Property for the restoration period plus 180 days.

                                REPRESENTATION 18
                             Leasehold Estate Only.


The Mall at             The term of the related Ground Lease shall expire on the
Stonecrest (58376)      earliest of: (i) December 14, 2032, (ii) the date of
                        payment in full of the Improvement Bonds (as defined in the related Mortgage Loan documents) is made by the related Borrower or (iii) the exercise of such Borrower of its option to terminate the term of the Lease (which option may be exercised at any time provided that such Borrower pays to the trustee under the Indenture of Trust the full outstanding balance of all Improvement
                        Bonds). There are no renewal options available to the related Borrower. The maturity date of the related
                        Mortgage Loan is October 1, 2014. Upon termination of the related Ground Lease, the related Borrower has the right to purchase the fee interest for a nominal amount and the related Mortgage would then spread to cover the lien on the fee. Such purchase option has been assigned to the mortgagee.

                                REPRESENTATION 23
                              Other Mortgage Liens.


Southdale Mall (58745)  The related Borrower shall have a one time only right, upon thirty (30) days prior written notice to the mortgagee (the "Additional Debt Election"), to incur additional debt secured by the related Mortgaged Property on a pari passu basis with, or subordinate to, the Loan (the "Additional Debt") provided that the conditions precedent set forth in the related Loan Agreement which include among other things, confirmation from the rating agencies that the Additional Debt will not result in a qualification, withdrawal or downgrade of the securities, that the lender for the Additional Debt be an institutional lender, the lender for the Additional Debt enter into an intercreditor agreement, such Borrower provide an opinion acceptable to the rating agencies that the Additional Debt does not constitute a significant modification under Section 1001 of the Revenue Code or cause the REMIC Trust that has acquired the related Mortgage Loan to fail to qualify as a REMIC Trust; and the amount of the Additional Debt shall not exceed an amount equal to the product derived by multiplying (i) the base loan-to-value ratio and (ii) the amount by which the appraised value of the related Mortgaged Property (which shall be based only on signed leases with tenants in occupancy and paying unabated base rent) has increased over the appraised value obtained by the appraiser in connection with the closing of the related Mortgage Loan, as determined by the appraiser that provided the appraised value in connection with the closing of the related Mortgage Loan (or if such appraiser (or its successor or assign) is no longer in business, such other appraiser selected by mortgagee) pursuant to an appraisal in substantially the same form as that used to determined the appraised value of the related Mortgaged Property in connection with the closing of the related Mortgage Loan.

                                REPRESENTATION 28
                        Releases of Mortgaged Properties.


Indian River Mall       The related Borrower may transfer non-income producing
& Commons (58455)       portions of the related Mortgaged Property without
                        mortgagee's consent on a limited/restricted basis; on a one-time basis during the term of the related Mortgage
                        Loan. The related Borrower may release by substitution under certain terms and conditions, including but not limited to, payment of fees, the fair market value of the New Property (as defined in the related Mortgage
                        Loan documents) is not less than 110% of the greater of the fair market value of the Released Property (as defined in the related Mortgage Loan documents) as of the Closing Date and the fair market value of the Released Property as of the date immediately preceding the substitution.

Fashion Show Mall       Section 2.15 of the related Loan Agreement permits
(58620)                 certain releases of parcels or outlots or air rights
                        parcels as designated by the related Borrower upon the satisfaction of conditions set forth in such section, which conditions include, without limitation, the delivery of a REMIC opinion and evidence that the parcel or outlot being released is vacant, non-income producing
                        (or with respect to the air rights parcel, the value was excluded from the value of the related Mortgaged
                        Property) and either (i) unimproved (or improved only by surface parking areas or landscaping) or (ii) subject to the mortgagee's express prior written consent, improved.

                        In connection with the release of any air rights parcel, the related Borrower shall be entitled to enter into any commercially reasonable reciprocal easement agreement with the owner of any air rights parcel and mortgagee agrees to execute any document reasonably requested by such Borrower in order to subordinate the related Mortgage Loan documents and the lien or security interest to such air rights reciprocal easement agreement.

                        Section 2.16 of the related Loan Agreement permits certain lot line adjustments to the related Mortgaged Property or the filing of a subdivision plot to create one or more release parcels or air rights parcels upon the satisfaction of certain conditions including, without limitation, the delivery of a REMIC opinion and evidence that the parcel or outlot being released is vacant, non-income producing and either (i) unimproved (or improved only by surface parking areas or landscaping) or (ii) subject to the mortgagee's express prior written consent, improved.

Lenox Marketplace       The related Borrower may release a certain parcel known
(58638)                 as the Galyan's Parcel and shall pay to the mortgagee an
                        amount equal to $23,100,000, which amount shall be used to either (x) to effectuate a Partial Defeasance (as defined in the related Mortgage Loan documents) in accordance with Section 5(h) of the related Note, or (y) be used to partially prepay the outstanding principal balance of the related Mortgage Loan subject to the payment of any applicable yield maintenance premiums and the payment of the amount of interest which would have accrued on the related Note.

                        The release of the Galyan's Parcel shall not occur on a date that is within the period commencing thirty (30) days prior to and terminating thirty (30) days after the Securitization of the related Mortgage Loan.

                        With regard to Partial Defeasance, the related Borrower shall have the right at any time after the REMIC Prohibition Period (the earlier of (x) the period commencing on the date of closing and ending on the date which is three (3) years after the first payment date and (y) the two year period commencing with the "startup day" (as defined in the related Mortgage Loan documents)) to voluntarily defease a portion of the related Mortgage Loan and obtain a release of the lien of the related Mortgage as to the Galyan's Parcel.

Southdale Mall          In the event the related Borrower desires to obtain a
(58745)                 partial release of the lien of the related Mortgage and
                        any other Mortgage Loan documents with respect to any unimproved (excluding improvements used as surface parking areas, roadways or for similar purposes), non-income-producing parcel of land designated by such Borrower as an area for addition or expansion and any unimproved areas appurtenant thereto and related to such development (e.g., parking) ("Release Parcel") in order to facilitate the addition or expansion of improvements on the related Mortgaged Property (or such Release
                        Parcel) for retail, entertainment, hotel, restaurant, office or multifamily residential purposes (such as, without limitation, the expansion or addition of one or more anchor stores, the addition of a multiplex theater complex (or other entertainment uses), the addition of one or more mall or peripheral stores and common areas), which addition or expansion shall be compatible with the use and operation of the related Mortgaged Property as a large regional retail/entertainment center, mortgagee shall release the lien of the related Mortgage from such Release Parcel upon satisfaction of certain conditions precedent including having no adverse effect on the debt service coverage ratio, an opinion of counsel that it will not cause the REMIC Trust that has acquired the related Mortgage Loan to fail to qualify as a REMIC
                        Trust and rating agency confirmation that such release will not result in a downgrade, withdrawal or qualification of the securities.

                                REPRESENTATION 35
                             Single Purpose Entity.

Fashion Show Mall       The related Borrower holds all of the issued and
(58620)                 outstanding stock in a taxable REIT subsidiary known as
                        FS Entertainment, Inc., a Nevada corporation (the
                        "Entertainment Sub") formed in September of 2002, which in turn is the sole member of FS Entertainment, LLC (the
                        "Entertainment LLC"). The foregoing two entities owned by the related Borrower were included in the non-consolidation opinion pairings. The Entertainment
                        Sub conducts certain business activities in connection with the related Mortgaged Property and has entered into two capital equipment leases for which a guaranty has been provided by an entity directly or indirectly owned by General Growth Properties, Inc. According to the non-consolidation opinion, an officer certificate indicates that the Entertainment Sub has been able to satisfy its capital lease obligations. The Entertainment
                        LLC is an inactive entity. The amended organizational documents of the Entertainment Sub indicate that its purpose is solely to obtain and maintain a leasehold interest in the related Mortgaged Property, conduct an advertising and promotional business on such Mortgaged
                        Property, own and lease certain equipment to carry out the advertising and promotional business and any lawful business incident, necessary and appropriate to accomplish the foregoing.

The Mall at             According to the terms of the related Ground Lease, the
Stonecrest (58376)      related Borrower has guaranteed the debt service
                        payments of the bonds issued by the municipal ground lessor. The related Loan Agreement does not permit the related Borrower to incur other indebtedness, other than trade payables and financing leases.

                                  SCHEDULE IIA

                EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES WITH
                      RESPECT TO THE BRIDGER MORTGAGE LOANS

Exception 4 - Lien; Valid Assignment &
Exception 6 - Mortgage Status; Waivers and Modifications:

      With respect to the Flamingo Self Storage Mortgage Loan, in order to comply with applicable zoning requirements, the Mortgaged Property and an adjacent real property parcel (such parcel, the "Adjacent Parcel," and together with the Mortgaged Property, the "Flamingo Properties") are subject to a Unity of Title document that requires the Flamingo Properties to be sold, transferred, devised or assigned as one plot or parcel of land and not separately. But (i) the Unity of Title does not limit the mortgagee's right or ability to foreclose the Mortgage encumbering the Mortgaged Property so long as the Flamingo Properties continue to be developed and treated as a single integrated project with respect to the application of all development regulations affecting the Flamingo Properties and (ii) a foreclosure by a mortgagee on the Adjacent Parcel will not cause a foreclosure on the Mortgaged Property or otherwise materially adversely affect the security provided by the Mortgaged Property. In addition, the Borrower and the owner of the Adjacent Parcel have, as allowed by the Unity of Title, entered into a declaration of condominium covering the Flamingo Properties, and the Mortgage was recently amended to, among other things, reflect the conversion of the Borrower's interest in the Mortgaged Property into the condominium form of ownership. The Unity of Title provides that the Borrower has the right to freely sell, transfer, devise, lease and/or encumber its condominium unit so long as the Flamingo Properties continue to be developed and treated as a single integrated project with respect to the application of all development regulations affecting the Flamingo Properties.

Exception 14 - Insurance:

      The Mortgaged Property securing the Hampton Inn Collierville Mortgage Loan is not covered by a business interruption or rent loss insurance policy that provides coverage greater than or equal to gross rentals for at least 12 months.

Exception 18 - Leasehold Estate Only:

      With respect to the Guardian Self Storage Center Mortgage Loan:

            (i) the Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee but does not specifically provide that a notice of termination given under the Ground Lease is not effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in the Ground Lease;

            (ii) casualty insurance proceeds received in connection with a casualty that does not result in a termination of the Ground Lease will be applied either (a) to the repair or restoration of the improvements on the Mortgaged Property or (b) to the payment of the outstanding principal balance of the Mortgage Loan; and

            (iii) the Ground Lease may not be amended or modified without the prior consent of the mortgagee but does not specifically provide that any such action without such consent is not binding on the mortgagee, its successors or assigns.

Exception 23 - Other Mortgage Liens:

      The Mortgaged Property securing the Westview Heights Apartments Mortgage Loan is encumbered by a subordinate mortgage lien in the amount of $350,000.

      The Mortgaged Property securing the Park Place Apartments Mortgage Loan is encumbered by a subordinate mortgage lien in the amount of $400,000.

      The Borrower with respect to the Thornton Park Office Mortgage Loan owns the Mortgaged Property and the adjacent real property, which is comprised of retail condominium units (the "Retail Property"). The Retail Property is encumbered by a mortgage granted by the Borrower in favor of Wachovia Bank, National Association ("Wachovia"). The Borrower has created certain parking rights (the "Parking Rights") in favor of the Retail Property pursuant to that certain Agreement Regarding Parking Rights and has granted Wachovia a security interest in such Parking Rights. The Seller and Wachovia are parties to that certain Intercreditor Agreement pursuant to which the Seller has acknowledged Wachovia's security interest in the Parking Rights as being prior and superior to the Seller's lien.

Exception 41 - Servicing Rights:

      Servicing rights have been granted as follows:

      Loan                                                  Servicer
      -------------------------------                   -----------------
      Valley York Apartments                                Capstone
      Chastaine Park Apts - AL                             Collateral
      Flamingo Courtyard Office                            Collateral
      High Acres MHC and Fairdale MHC                      Collateral
      Highland Plantation Apartments                       Collateral
      Valley View Plaza                                    Collateral
      West Ridge MHC                                       Collateral
      Williamstowne Office                                 Collateral
      Greenbriar Apartments AL                          Financial Federal
      Burke Center Office                                   Laureate
      Franklin Farms Office                                 Laureate
      Martin Self Storage Kissimmee                         Laureate
      Salem Food Lion                                       Laureate
      Airport Road Industrial                                Midland
      Ballygar Apartments                                    Midland
      Casa Del Sol                                           Midland
      Century Village Apartments-NV                          Midland
      Clough Corner Apartments                               Midland
      Country Club Apartments-Shreveport                     Midland
      Flamingo Self Storage                                  Midland
      Gilbert Court Apartments                               Midland
      Guardian Storage Center                                Midland
      Hampton Inn Collierville                               Midland
      Homewood Suites Alexandria                             Midland
      Lake Forest Professional Center                        Midland
      Lakeshore Pointe Apartments                            Midland
      Landmark Mall-Corporate East                           Midland
      Mykawa Business Center                                 Midland
      Park Place Apartments                                  Midland
      Pointe West Apartments                                 Midland
      Richland Commons                                       Midland
      Snoqualmie KeyBank                                     Midland
      Snoqualmie Ridge Retail                                Midland
      Stadium Center Retail                                  Midland
      Stevenson Ranch Shopping Center                        Midland
      Stor America Self Storage                              Midland
      Storage One Self Storage                               Midland
      Thornton Park Office                                   Midland
      Wellington Court Apartments                            Midland
      Westview Heights                                       Midland
      Woodway Office                                         Midland

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      The following Mortgage Loans are the Bridger Mortgage Loans:

      Airport Road Industrial                   Mykawa Business Center
      Ballygar Apartments                       Park Place Apartments
      Burke Center Office                       Pointe West Apartments
      Casa Del Sol                              Richland Commons
      Century Village Apartments                Salem Food Lion
      Chastaine Park Apartments                 Snoqualmie KeyBank
      Clough Corner Apartments                  Snoqualmie Ridge Retail
      Country Club Apartments-Shreveport        Stadium Center Retail
      Flamingo Courtyard Office                 Stevenson Ranch Shopping Center
      Flamingo Self Storage                     Stor America Self Storage
      Franklin Farms Office                     Storage One Self Storage
      Gilbert Court Apartments                  Thornton Park Office
      Greenbriar Apartments AL                  Valley View Plaza
      Guardian Storage Center                   Valley York Apartments
      Hampton Inn Collierville                  Wellington Court Apartments
      High Acres MHC and Fairdale MHC           West Ridge MHC
      Highland Plantation Apartments            Westview Heights
      Homewood Suites Alexandria                Williamstowne Office
      Lake Forest Professional Center           Woodway Office
      Lakeshore Pointe Apartments
      Landmark Mall-Corporate East
      Martin Self Storage-Kissimmee